EXHIBIT 99.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Thomas F. August, President and Chief Executive Officer, of Prentiss Properties Trust (the “Registrant”), do hereby certify, pursuant to 18 U.S. C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. Section 78m(a) or Section78o(d)); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/  Thomas F. August
Thomas F. August
President & Chief Executive Officer
November 14, 2002

STATE OF TEXAS§
COUNTY OF DALLAS§

Subscribed and sworn to before me this 14th day of November, 2002.

/s/ Lana Mann
Lana Mann
November 14, 2002

Notary Public
My Commission Expires: 5/26/2005
Official Seal